UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2018

ConvergeOne Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38053	81-4619427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3344 Highway 149 Eagan, MN	55121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 321-6227

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company            ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On February 22, 2018, C1 Investment Corp. and Forum Merger Corporation (“Forum”) consummated the transactions contemplated by the Agreement and Plan of Merger (as defined below) (the “Transactions”), following the approval at the special meeting of the stockholders of Forum held on February 20, 2018 (the “Special Meeting”). In connection with the Closing (as defined below) of the Merger, the registrant changed its name from Forum Merger Corporation to ConvergeOne Holdings, Inc. (“ConvergeOne”). Certain terms used in this Current Report on Form 8-K have the same meaning as set forth in the final prospectus and definitive proxy statement filed with the Securities and Exchange Commission on February 5, 2018 by Forum.

Item 3.02.	Unregistered Sales of Equity Securities

In connection with the Transactions, on November 30, 2017, Forum entered into subscription agreements (the “Subscription Agreements”), whereby the investors named therein committed to purchase 17,959,375 shares of Class A Common Stock for an aggregate purchase price of $143,675,000 (the “PIPE Investment”).

The initial closing of the PIPE Investment and the issuance of an aggregate of 16,459,375 shares of Class A Common Stock to 54 accredited investors occurred immediately prior to the consummation of the Business Combination. The sale and issuance of the shares was made in reliance on Rule 506 of Regulation D under the Securities Act of 1933, as amended.

On April 25, 2018, we issued the remaining 1,500,000 shares of common stock pursuant to the PIPE Investment to one accredited investor. The sale and issuance of the shares was made in reliance on Rule 506 of Regulation D under the Securities Act of 1933, as amended.

We paid the placement agents for the PIPE Investment an aggregate fee of $2.2 million.

At the Special Meeting, as the issuance of up to 17,959,375 shares of Class A Common Stock pursuant to the Subscription Agreements in connection with the PIPE Investment exceeded 20% of Forum’s then issued and outstanding common stock, in order to comply with the Nasdaq Listing Rules applicable to Forum, the Forum stockholders approved the issuance of the Class A Common Stock in the PIPE Investment. Upon the closing of the Transactions, all shares of Class A Common Stock were reclassified to common stock of ConvergeOne.

This summary is qualified in its entirety by reference to the text of the form of Subscription Agreement, which is included as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

		Incorporated by Reference
Exhibit Number	Description of Document	Schedule/Form	File Number	Exhibits	Filing Date
10.1	Form of Subscription Agreement	Form 8-K	001-38053	10.1	December 1, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ConvergeOne Holdings, Inc.

Dated: April 27, 2018

	By:	/s/	JEFFREY NACHBOR
Jeffrey Nachbor
Chief Financial Officer